UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  Date of Report

                                  June 15, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

        0-29798                                        23-1408659
        -------                                        ----------
(Commission File Number)                 (I.R.S. employer identification number)


     2530 Riva Road, Suite 201
       Annapolis, Maryland                                 21401
     -------------------------                             -----
(Address of principal executive office)                 (Zip code)

               Registrant's telephone number, including area code
                                 (410) 224-4415


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 15, 2007, CompuDyne Corporation's Compensation and Stock Option Committee (the "Committee") amended the CompuDyne Corporation Retention Plan for Selected Employees dated June 28, 2005 (the "Plan"), originally filed as Exhibit
10.1 to CompuDyne Corporation's Current Report on Form 8-K dated July 1, 2005, in order to extend the term of the Plan for one year from the current expiration date of June 28, 2007. The amendment to the Plan adopted by the Committee is attached hereto as Exhibit 10.1, Amendment No. 1 to CompuDyne Corporation Retention Plan for Selected Employees.


Item 9.01  Financial Statements and Exhibits.

      Exhibit No.       Description
      -----------       -----------
      10.1              Amendment No. 1 to CompuDyne Corporation Retention Plan
                        for Selected Employees




SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2007



                                COMPUDYNE CORPORATION



                                By: /s/ Geoffrey F. Feidelberg
                                    --------------------------
                                     Geoffrey F. Feidelberg
                                Its: Chief Financial Officer